UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)           July 23, 2003

                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               California                  0-6964             95-1935264
      (STATE OR OTHER JURISDICTION      (COMMISSION         (IRS EMPLOYER
            OF INCORPORATION)           FILE NUMBER)       IDENTIFICATION NO)

         6301 Owensmouth Avenue
       Woodland Hills, California                               91367
     (ADDRESS OF PRINCIPAL EXECUTIVE                          (ZIP CODE)
                OFFICES)

Registrant's telephone number, including area code             (818) 704-3700

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER
"ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition" is furnished under "Item 9. Regulation FD Disclosure."

     On July 23, 2003, 21st Century Insurance Group issued a press release announcing its results for the second quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           21ST CENTURY INSURANCE GROUP
                                           ----------------------------
                                                  (Registrant)

Date:  July 23, 2003              By:__________________________________________
                                     Michael J. Cassanego, Senior Vice President
                                     and General Counsel

                EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1 Press release of 21st Century Insurance Group, dated July 23, 2003


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